SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2005

PRIVATEBANCORP, INC.
(Exact name of Registrant as specified in its charter.)

Commission File Number: 000-25887

Delaware (State or other jurisdiction of incorporation or organization)	36-3681151 (I.R.S. Employer Identification Number)
Ten North Dearborn Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

(312) 683-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 18, 2005, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter and year ended December 31, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 8 of Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

By:	/s/ Ralph B. Mandell
Name:	Ralph B. Mandell
Title:	Chairman, President and
Chief Executive Officer
Date:	January 18, 2005

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated January 18, 2005